EXHIBIT 10.1a

                                                                  EXECUTION COPY



                  AMENDMENT AND WAIVER, dated as of May 29, 2002 (this "Amendment"), to the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BEAR ISLAND PAPER COMPANY, LLC, a Virginia limited liability company (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TD SECURITIES (USA) INC., as Arranger, and TORONTO-DOMINION (TEXAS), INC., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Waivers.

         (a) Subject to paragraphs (b) and (c) below, the Lenders hereby waive, through July 30, 2002 (the "Waiver Period"):

          (i) any Default or Event of Default arising by reason of the failure of the Borrower to deliver financial statements for the fiscal year ended December 31, 2001 pursuant to Section 5.1(a) without a "going concern" or like qualification;

          (ii) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Sections 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended December 31, 2001;

          (iii) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended March 31, 2002;

          (iv) any Default or Event of Default arising by reason of the failure of the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended June 30, 2002;

          (v) any representation and warranty made by the Borrower, in connection with any extensions of credit under the Credit Agreement to the effect that no Default or Event of Default had occurred by reason of (w) the failure of the Borrower to deliver financial statements for the fiscal year ended December 31, 2001 pursuant to Section 5.1(a) without a "going concern" or like qualification, (x) the failure of the Borrower to comply with Sections 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended December 31, 2001, (y) the failure by the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended March 31, 2002 or (z) the failure by the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended June 30, 2002; or

          (vi) the failure of the Borrower to give notice under the Credit Agreement of (w) the failure of the Borrower to deliver financial statements for the fiscal year ended December 31, 2001 pursuant to Section 5.1(a) without a "going concern" or like qualification, (x) the failure of the Borrower to comply with Sections 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended December 31, 2001, (y) the failure of the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended March 31, 2002 or (z) the failure of the Borrower to comply with Sections 6.1(b) (Consolidated Interest Coverage Ratio), 6.1(c) (Consolidated Fixed Charge Coverage Ratio) and 6.1(d) (Maintenance of Current Ratio) of the Credit Agreement for the period of four consecutive fiscal quarters ended June 30, 2002.

         (b) During the Waiver Period, the Borrower hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement or this Amendment, the Borrower shall not have a right to, and shall not request a borrowing of Revolving Credit Loans (and the Revolving Credit Lenders shall not be obligated to make Revolving Credit Loans) under the Revolving Credit Commitment.

         (c) Notwithstanding the waivers contained in paragraph (a) above, the Defaults and Events of Default waived under such paragraph shall be reinstated upon the expiration of such waivers on July 30, 2002, unless otherwise further waived, amended, or modified in accordance with the terms of the Credit Agreement.

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

         SECTION 3. Amendment to Annex A to the Credit Agreement (Pricing Grid). Annex A to the Credit Agreement is hereby amended by deleting in its entirety the grid set forth in such Annex and inserting in lieu thereof the grid set forth in Annex A attached hereto, it being understood and agreed that (i) such amendment shall be deemed to be effective as of May 29, 2002 and (ii) the grid set forth in Annex A attached hereto shall be used for all determinations of the Applicable Margin on and after May 29, 2002.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

         (a) The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment;

         (b) The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the Borrower shall have received at least $5,000,000 as proceeds of either (i) a common equity contribution from its sole shareholder, or (ii) a subordinated loan from the its sole shareholder pursuant to Section 6.2 of the Credit Agreement, having terms and conditions reasonably satisfactory to the Administrative Agent; and

         (c) The Administrative Agent shall have received from the Borrower, for the account of each Lender that has executed this Amendment on prior to 5:00 p.m., New York City time on May 29, 2002, an amendment fee equal to 0.075% of the amount of the Aggregate Exposure of such Lender; provided that such amendment fee shall only be due and payable if Lenders constituting Required Lenders execute and deliver this Amendment by such time.

         SECTION 5. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (other than those that expressly speak as of a different date), after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

         SECTION 6. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         SECTION 7. No Other Waivers; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement and the Notes are and shall remain in full force and effect.

         SECTION 8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and


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

effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         SECTION 9. No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

         SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         SECTION 11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    BEAR ISLAND PAPER COMPANY, LLC



                                    By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                    TORONTO-DOMINION (TEXAS), INC.,
                                    as Administrative Agent and as a Lender



                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                    ------------------------------
                                    Name of Lender


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                    ------------------------------
                                    Name of Lender


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:



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

                                                                                                            Annex A

====================================================================================================================

                            Applicable      Applicable Margin-
                         Margin-Eurodollar  Base Rate Revolving     Applicable       Applicable
      Consolidated       Revolving Credit      Credit Loans     Margin-Eurodollar   Margin-Base
        Leverage               Loans                                Term Loan        Rate Term     Commitment Fee
         Ratio                                                                         Loans
--------------------------------------------------------------------------------------------------------------------

       => 5.00 x               3.00%               2.00%              3.25%            2.25%            .50%
--------------------------------------------------------------------------------------------------------------------

       => 4.00 x               2.75%               1.75%              3.25%            2.25%            .50%
--------------------------------------------------------------------------------------------------------------------

       => 3.00 x               2.50%               1.50%              3.00%            2.00%            .50%
--------------------------------------------------------------------------------------------------------------------

        < 3.00 x               2.25%               1.25%              2.75%            1.75%            .375%
====================================================================================================================

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